Zevenbergen Genea Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2023 (Unaudited)

Number of
Shares		Value
	COMMON STOCKS ― 99.6%
	CONSUMER DISCRETIONARY ― 43.7%
18,000	Airbnb, Inc. (a)	$2,239,200
46,000	Amazon.com, Inc. (a)	4,751,340
3,655	MercadoLibre, Inc. (a)	4,817,509
6,750	Netflix, Inc. (a)	2,331,990
22,900	Rivian Automotive, Inc. (a)	354,492
37,400	Tesla, Inc. (a)	7,759,004
81,200	The Trade Desk, Inc. (a)	4,945,892
81,800	Uber Technologies, Inc. (a)	2,593,060
		29,792,487
	ENERGY ― 1.9%
4,100	First Solar, Inc. (a)	891,750
18,800	Shoals Technologies Group, Inc. (a)	428,452
		1,320,202
	INDUSTRIALS ― 11.6%
51,100	Aspen Aerogels, Inc. (a)	380,695
15,500	Axon Enterprise, Inc. (a)	3,485,175
25,900	Bill.com Holdings, Inc. (a)	2,101,526
28,600	Block, Inc. (a)	1,963,390
		7,930,786
	REAL ESTATE ― 3.8%
58,300	Zillow Group, Inc. Class C (a)	2,592,601

	TECHNOLOGY ― 38.6%
15,400	Advanced Micro Devices, Inc. (a)	1,509,354
2,100	ASML Holding N.V. ― ADR	1,429,491
45,800	Bumble Inc. (a)	895,390
7,100	CrowdStrike Holdings, Inc. (a)	974,546
23,000	Datadog, Inc. (a)	1,671,180
32,232	DoubleVerify Holdings, Inc. (a)	971,795
11,900	GitLab Inc. (a)	408,051
58,300	Global-E Online Ltd. ― ADR (a)	1,879,009
10,100	MongoDB, Inc. (a)	2,354,512
18,600	NVIDIA Corporation	5,166,522
13,000	ON Semiconductor Corporation (a)	1,070,160
68,050	Shopify Inc. ― ADR (a)	3,262,317
19,200	Snowflake Inc. (a)	2,962,368
25,000	Sprout Social, Inc. (a)	1,522,000
18,100	Xometry, Inc. (a)	270,957
		26,347,652
	TOTAL COMMON STOCKS
	(Cost $49,485,488)	$67,983,728

	SHORT-TERM INVESTMENTS ― 0.5%
318,700	First American U.S. Treasury Money Market Fund, Class Z, 4.36% (b)	318,700
	TOTAL MONEY MARKET FUNDS (Cost $318,700)	$318,700

	TOTAL INVESTMENTS ― 100.1% (Cost $49,804,188)	68,302,428
	Liabilities in Excess of Other Assets ― (0.1)%	(52,521)
	TOTAL NET ASSETS ― 100.0%	$68,249,907

ADR:	American Depositary Receipt.
(a):	Non Income Producing.
(b):	Variable rate security. The rate disclosed is the annualized seven-day effective yield as of March 31, 2023.

Valuation of Investments (Unaudited)

The Zevenbergen Genea Fund (“The Fund”) follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments.

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of March 31, 2023:

Zevenbergen Genea Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$67,983,728	$-	$-	$67,983,728
Short-Term Investment	318,700	-	-	318,700
Total	$68,302,428	$-	$-	$68,302,428

Please refer to the Schedule of Investments for further classification.